UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2021

23andMe Holding Co.

(Exact name of registrant as specified in its charter)

Delaware	001-39587	87-1240344
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

223 N. Mathilda Avenue

Sunnyvale, California 94086

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 938-6300

VG Acquisition Corp.

65 Bleecker Street

6th Floor

New York, New York 10012

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	ME	The Nasdaq Global Select Market
Redeemable warrants, each whole warrant exercisable for one share of Class A Common Stock	MEUSW	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On June 21, 2021, 23andMe Holding Co. (formerly known as VG Acquisition Corp.) filed a Current Report on Form 8-K (the “Original Report”) to report the closing of its business combination with 23andMe, Inc. and related matters under Items 1.01, 2.01, 3.02, 5.01, 5.02, 5.05, 5.06, and 9.01 of Form 8-K. Due to the large number of events to be reported under the specified items of Form 8-K, this Form 8-K/A is being filed to amend the Original Report to include additional matters related to the closing of the business combination under Items 3.03, 4.01, and 5.03 of Form 8-K and all information and exhibits included in the Original Report continue to apply, as supplemented by this Current Report on Form 8-K. Interested parties should refer to the Original Report for more information about the business combination. Capitalized terms used herein and not otherwise defined have the meaning set forth in the Original Report.

Item 3.03.	Material Modification to Rights of Security Holders.

On the Closing Date, in connection with the consummation of the Business Combination, New 23andMe filed its certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and adopted its amended and restated bylaws (the “Bylaws”).

Copies of the Certificate of Incorporation and the Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 4.01.	Change in the Registrant’s Certifying Accountant.

The description of 23andMe’s change in independent auditor is included in the Proxy Statement/Prospectus in the section entitled “23andMe’s Management’s Discussion and Analysis of Financial Condition and Results of Operation—Change in Independent Auditor of 23andMe” on page 274 (the “Change in Independent Auditor Disclosure”), which is incorporated herein by reference. Ernst & Young LLP (“EY”) furnished a letter addressed to the SEC stating that it agrees with the Change in Independent Auditor Disclosure. A copy of that letter, dated February 16, 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On June 16, 2021, the audit committee of the Board approved a resolution appointing KPMG LLP (“KPMG”) as New 23andMe’s independent registered public accounting firm to audit New 23andMe’s consolidated financial statements for the fiscal year ending March 31, 2022. KPMG served as the independent registered public accounting firm of 23andMe prior to the Business Combination. Accordingly, WithumSmith + Brown, PC (“Withum”), VGAC’s independent registered public accounting firm prior to the Business Combination, was informed that it would be replaced by KPMG as New 23andMe’s independent registered public accounting firm.

The report of Withum on VGAC’s financial statements for the fiscal year ended December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope, or accounting principles.

During VGAC’s fiscal year ended December 31, 2020 and the subsequent interim period through June 16, 2021, there were no disagreements between VGAC and Withum on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in its reports on VGAC’s financial statements for such year.

On May 3, 2021, VGAC filed an Annual Report on Form 10-K/A (Amendment No. 1) to amend its Annual Report on Form 10-K for the period ended December 31, 2020, originally filed with the SEC on March 24, 2021, to restate its financial statements as of December 31, 2020 and for the period from February 19, 2020 (inception) through December 31, 2020 (the “Restatement”). On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC issued a public statement entitled Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (the “Public Statement”), which discusses accounting for certain warrants as liabilities. VGAC previously accounted for its warrants as equity instruments. VGAC’s management evaluated its warrants against the Public Statement and determined that the warrants should be accounted for as liabilities. Accordingly, VGAC’s financial statements as of December 31, 2020 were restated to correct the accounting and related disclosure for the warrants. In connection with the Restatement, VGAC’s management reassessed the effectiveness of its disclosure controls and procedures for the periods affected by the Restatement. As a result of that reassessment, VGAC’s management determined that its disclosure controls and procedures for such periods were not effective due to a material weakness in internal control over financial reporting related to the classification of VGAC’s warrants.

Other than the Restatement and the material weakness, during VGAC’s fiscal year ended December 31, 2020 and the subsequent interim period through June 16, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

New 23andMe provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish it with a letter addressed to the SEC stating whether it agrees with the statements made by New 23andMe set forth above. A copy of Withum’s letter, dated on June 17, 2021, is filed as Exhibit 16.2 to this Current Report on Form 8-K.

During the fiscal year ended March 31, 2021 and the subsequent interim periods through June 16, 2021, neither New 23andMe, nor any party on behalf of New 23andMe, consulted with KPMG with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered with respect to New 23andMe’s consolidated financial statements, and no written report or oral advice was provided to New 23andMe by KPMG that was an important factor considered by New 23andMe in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was subject to any disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Prior to the Business Combination, VGAC had a December 31 fiscal year end and 23andMe had a March 31 fiscal year end. Effective upon the Closing of the Business Combination, New 23andMe changed its fiscal year end to March 31. Accordingly, New 23andMe will file its quarterly report on Form 10-Q for its first quarter ending June 30, 2021.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

3.1	Certificate of Incorporation of 23andMe Holding Co.

3.2	Amended and Restated Bylaws of 23andMe Holding Co.

16.1	Letter from Ernst & Young LLP to the SEC, dated February 16, 2021 (incorporated by reference to Exhibit 16.1 to the Registration Statement on Form S-4/A (File No. 333-254772) filed with the SEC on May 14, 2021).

16.2	Letter from WithumSmith+Brown, PC to the SEC, dated June 17, 2021.

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

23ANDME HOLDING CO.

By:	/s/ Steven Schoch
Name: Steven Schoch
Title: Chief Financial and Accounting Officer

Dated: June 21, 2021